EXHIBIT 10.8(f)


                             EXTENSION AND AMENDMENT
                                       OF
                   SECOND AMENDED AND RESTATED DENNIS J. LACEY
                         EXECUTIVE EMPLOYMENT AGREEMENT

THIS EXTENSION AND AMENDMENT AGREEMENT ("Agreement") is made and entered into as of the 27th day of June, 1997, having an "Effective Date" of October 1, 1997, by and between Capital Associates, Inc., a Delaware corporation ("CAI") and Capital Associates International, Inc. a Colorado corporation ("CAII") (CAI and CAII being collectively referred to herein as the "Company") and Dennis J. Lacey ("Lacey").

                                    RECITALS

A. The Company and Lacey entered into that certain Second Amended and Restated Dennis J. Lacey Executive Employment Agreement, dated as of October 1, 1995, which includes an Exhibit A to Second Amended and Restated Dennis J. Lacey Executive Employment Agreement Severance Benefits (collectively the "Lacey Agreement") and except for those terms and conditions amended hereby, the terms and conditions of the Lacey Agreement are hereby incorporated herein by this reference as Exhibit A.

B. The Company and Lacey now desire to amend certain provisions of the Lacey Agreement and extend the Lacey Agreement for an additional two (2) years through September 30, 1999.

                                    AGREEMENT

NOW, THEREFORE, in consideration of the promises and the covenants set forth herein, and in the Lacey Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows.

1. ADDITIONAL LONG TERM BONUS. Section 7. of the Lacey Agreement is hereby amended by the addition of a new second paragraph to that Section which states:

    "Lacey shall also be entitled to an additional bonus to encourage the development and attainment of certain long term goals for the Company. Such long term goals shall cover a period of 3, 4 or 5 fiscal years of the Company, but shall be structured to be paid annually by setting incremental annual goals which lead to the accomplishment of the Company's long term goals. The long term goals, the annual incremental goals and the each year's incremental cash bonus to be paid upon the achievement of the annual incremental goals, shall be set forth in a Long Term Bonus Plan developed by the Executive Committee and adopted by the Compensation Committee. The term of the Long Term Bonus Plan shall not be construed as extending the term of the Lacey Agreement."

2. AUTOMOBILE ALLOWANCE. Section 8. of the Lacey Agreement is hereby amended to provide a $1,000 per month automobile allowance.

3. "CHANGE OF CONTROL" TERMINATION. Section 2. (B) of Exhibit A to Second Amended and Restated Dennis J. Lacey Executive Employment Agreement
    Severance Benefits is hereby amended by the addition of the following paragraph after the third full paragraph of that Section, which states:

    "In the event the continuation of employment circumstances described in the second full paragraph of this Section 2. (B) do not occur so that Lacey is deemed terminated due to a "Change of Control" (and other than for cause), the termination payments contemplated and provided for in the first full paragraph of this Section 2. (B) shall not be paid to Lacey, and in lieu thereof, the Company shall pay to Lacey within five
    (5) business days of the date of such termination, one lump sum payment equal to 100% of Lacey's Base Salary for a two (2) year period, which shall not be subject to any off set due to any other compensation that Lacey may earn within the two (2) years following such termination; provided and on the condition that Lacey agrees "not to compete" against the Company during this two year term. The term "not to compete" as used herein shall mean that Lacey will not engage in any facet of the equipment leasing business in any form (except that which is contemplated in Section 5. of this Exhibit A), and this shall include, without limitation, that Lacey will not become a shareholder, officer, employee or agent of any equipment leasing company or entity, or a company or entity that owns and/or manages an equipment leasing business, nor shall he act as an equipment leasing consultant for any equipment leasing company or entity (other than the Company). In addition, Lacey must comply with the obligations of Sections 6. and 7. of this Exhibit A."

4.  EXTENSION.

    Section 3. of the Lacey Agreement is hereby amended by deletion of the year "1997" in the third line and in lieu thereof the insertion of the year "1999."

    Section 5. of the Lacey Agreement is hereby amended by deletion of the year "1997" where it appears in two places and, in lieu thereof, the insertion of the year "1999."

5. STOCK OPTIONS. Section 12. of the Lacey Agreement is hereby amended by the addition of a third paragraph, which states:

    "As stock options are granted to the non-employee directors of the Company under the Company's Non-Employee Director Stock Option Plan, Mr. Lacey shall be granted the same quantity of stock options under the Company's stock option plan for employees."

6. COUNTERPARTS. The last sentence of Section 19 of the Lacey Agreement is hereby amended by deleting the last full sentence of Section 19.

7. RATIFICATION. Except as amended by this Agreement, all other terms and conditions of the Lacey Agreement are hereby ratified and confirmed.

          IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date set forth next to the signatures below, to be effective on the Effective Date.




/s/Dennis Lacey
-------------------------------
DENNIS J. LACEY

Date:            7-1-97
       ------------------------



CAPITAL ASSOCIATES, INC.


By: /s/J. D. Walker
    ---------------------------
    J. D. Walker

Its:     Chairman of the Board
      -------------------------

Date:     July 1, 1997
       ------------------------


CAPITAL ASSOCIATES INTERNATIONAL, INC.


By: /s/J. D. Walker
    ---------------------------
    J. D. Walker

Its:     Chairman of the Board
      -------------------------

Date:     July 1, 1997
       ------------------------

                SECOND AMENDED AND RESTATED DENNIS J. LACEY
                       EXECUTIVE EMPLOYMENT AGREEMENT
                       ------------------------------

          This Second Amended and Restated Dennis J. Lacey Executive Employment Agreement (this "Agreement"), dated as of October 1, 1995 (the "Effective Date"), is made by and between (1) Capital Associates, Inc. ("CAI"), and Capital Associates International, Inc. ("CAII") (CAI and CAII being collectively referred to herein as the "Company"), and (2) Dennis J. Lacey ("Lacey").

                                    RECITALS
                                    --------

          WHEREAS,  the Company and Lacey  previously  entered into that certain
Dennis  J.  Lacey  Executive   Employment  Agreement  (the  "Initial  Employment
Agreement"), which became effective on and as of September 7, 1991;

          WHEREAS,  the Company and Lacey  previously  entered into that certain
Amendment  No.  1  to  the  Dennis  J.  Lacey  Executive   Employment  Agreement
("Amendment No. 1"), which became effective on and as of September 7, 1992;

          WHEREAS, as part of Amendment No. 1, the parties extended the term of the Initial Employment Agreement for an additional 24 months, commencing on and as of September 7, 1992;

          WHEREAS,  the Company and Lacey  previously  entered into that certain
Amendment  No.  2  to  the  Dennis  J.  Lacey  Executive   Employment  Agreement
("Amendment No. 2"), which became effective on and as of April 9, 1993;

          WHEREAS,  the Company and Lacey  previously  entered into that certain
Amendment  No.  3  to  the  Dennis  J.  Lacey  Executive   Employment  Agreement
("Amendment No. 3"), which became effective on and as of April 9, 1993;

          WHEREAS, the Company and Lacey previously entered into that certain First Amended and Restated Dennis J. Lacey Executive Employment Agreement ("First Amended Employment Agreement"), dated as of June 15, 1993;

          WHEREAS, the Company and Lacey previously entered into that certain Amendment No. 1 to First Amended and Restated Dennis J. Lacey Executive Employment Agreement ("Amendment No. 1 to First Amended Employment Agreement"), dated as of August 26, 1994;

          WHEREAS, the parties now desire to amend and restate the First Amended Employment Agreement, as previously amended by Amendment No. 1 to First Amended Employment Agreement;

          WHEREAS, all references to the "Second Amended Employment Agreement" in Exhibit A hereto shall hereinafter be deemed to refer to this Agreement; and

          WHEREAS, except as expressly set forth in this Agreement and Exhibit A hereto, on and as of the Effective Date, this Agreement and Exhibit A hereto shall supersede and supplant the First Amended Employment Agreement, as previously amended by Amendment No. 1 to First Amended Employment Agreement, and Exhibit A thereto, in its entirety, effective on and as of the Effective Date.

          NOW, THEREFORE, in consideration of the promises and the covenants set forth herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:


                                    AGREEMENT
                                    ---------


          i. Employment Agreement. This Agreement sets forth (A) the terms and conditions on which the Company has previously agreed to employ, and is currently employing, Lacey and (B) the terms on which Lacey has agreed to continue to provide services as an employee t o the Company during the Term of this Agreement. The nature of the services to be provided by Lacey under this Agreement are set forth in the section of this Agreement entitled "Title and Duties."

         ii.        Effective Date.  The  "Effective  Date"  shall be October 1,
               1995.

        iii. Term. The "Term" of this Agreement shall commence on and as of the Effective Date and shall expire UPON THE EARLIEST TO OCCUR OF (A) the close of business on September 30, 1997, unless renewed by the parties for one or more additional twelve-month periods (there being no limit on the number of subsequent twelve-month renewals, or renewals for whole twelve-month multiples, of this Agreement to which the parties may agree), (B) a date mutually agreed to by the parties or (C) termination of Lacey's employment by the Company or Lacey.

         iv. Title and Duties. For the period August 31, 1991, through September 6, 1991 (the "Interim Period"), Lacey served, at the request of the Board of Directors of CAI (the "Board"), as Acting President, Acting Chief Executive Officer and Chief Financial Officer of CAI and CAII.

          Commencing on September 7, 1991, at the request of the Board, Lacey assumed the positions of President and Chief Executive Officer of CAI and CAII with the powers, authority, duties and responsibilities specified at any time and from time to time by a majority of the Board and as set forth in the Bylaws of the Company.

          On and as of the Effective Date, Lacey shall continue to serve as President and Chief Executive Officer of CAI and CAII with the powers, authority, duties and responsibilities specified at any time and from time to time by a majority of the Board and as set forth in the Bylaws of the Company.

          v. TERMINATION OF EMPLOYMENT. A majority of the Board may (A) terminate Lacey's employment at any time, (B) determine not to renew this Agreement effective on and as of September 30, 1997, and/or (C) if this Agreement is renewed for a period beyond September 30, 1997, determine not to renew such extension of this Agreement on and as of the expiration date of such extension, subject in the case of (A) (B) and (C) to the terms and conditions set forth in "Severance" below and the section of Exhibit A hereto entitled "Severance Benefits."

         vi. BASE SALARY DURING EMPLOYMENT. Commencing on the Effective Date, Lacey's base salary shall be $250,000 per year on an annualized basis ("Base Salary"), subject to increase at any time during the Term of this Agreement by the Compensation Committee of the Board (the "Compensation Committee"), in its sole and absolute discretion. In determining whether an increase in the Base Salary is appropriate at any time during the Term of this Agreement, the Compensation Committee shall consider, among other things, (A) profitability of the Company, (B) Stock (as defined below) price and (C) such other factors as the Compensation Committee deems appropriate, in its sole and absolute discretion. Base Salary shall be payable in accordance with prevailing Company payroll policies.

        vii. BONUS DURING EMPLOYMENT. The dollar amount and timing of payment of all annual bonuses (the "Bonus"), if any, payable to Lacey for any fiscal year of the Company that ends on the last day of, or at any time during, the Term of this Agreement (a "Fiscal Year") shall be determined by the Compensation Committee. The Bonus, if any, payable for any Fiscal Year will be paid no later than 45 days after the completion and certification of the audited financial statements of CAI for such Fiscal Year and will be payable to Lacey notwithstanding his employment status with the Company at the time the Bonus (i) is authorized by the Compensation Committee or (ii) is payable to Lacey.

       viii. OTHER BENEFITS DURING EMPLOYMENT. Lacey shall be entitled to participate in all Company employee benefit programs including, but not limited to, the following: (A) insurance (life, medical, dental, prescription, etc.); (B) a $500 per month automobile allowance; (C) vacation and sabbatical in accordance with prevailing Company policy; (D) 401K plan and/or other qualified and nonqualified pension, profit sharing and other retirement plan participation to the extent available under law; and (E) any and all other benefits offered to Company employees. All of the benefits described in the preceding sentence shall be in accordance with prevailing Company policy at the time the benefit is extended to Lacey.


          The Company previously agreed, and hereby confirms its agreement, that it will continue to pay, on Lacey's behalf, throughout the Term of this Agreement, the "excess" life insurance premiums and "excess" long-term disability insurance premiums set forth in Exhibit B hereto.

         ix. EXPENSE REIMBURSEMENT DURING EMPLOYMENT. Lacey will be reimbursed for reasonable business expenses incurred by him on behalf of the Company (not including legal fees incurred by Lacey in connection with the negotiation and execution of this Agreement), upon submission of properly completed Company expense report/reimbursement forms.

          x. O&D INSURANCE AND INDEMNIFICATION. Lacey will be entitled to the same officer and director liability insurance and indemnification as other officers and directors of the Company for any period during which Lacey served or serves in such capacities.

         xi. SEVERANCE. Upon termination of his employment with the Company, Lacey shall be entitled to the severance benefits set forth in Exhibit A hereto.

        xii. STOCK OPTION. Pursuant to a stock option agreement in the form attached as Exhibit C to this Agreement and incorporated by reference, Lacey is granted, on and as of the Effective Date, an option (the "Stock Option") to purchase up to 150,000 shares of common stock of the Company ("Stock"), the terms and conditions of which are set forth in the stock option agreement attached as Exhibit C hereto.

          On and as of September 6, 1991, the Company granted Lacey (A) 100,000 shares of Stock, subject to certain repurchase rights on the part of the Company (the "First Stock Award"), all of which were immediately vested, and (B) 500,000 additional shares of Stock, subject to a vesting schedule (the "Second Stock Award"). The Company's repurchase rights with respect to the First Stock Award expired on March 31, 1992. On and as of August 28, 1992, the Company granted Lacey an additional 25,000 shares of Stock (the "Third Stock Award"). On and as of January 14, 1993, the Company granted Lacey an additional 25,000 shares of Stock (the "Fourth Stock Award"). On and as of April 8, 1993, the Company advised Lacey that he had "earned" 50,000 Second Stock Award shares, which have been delivered to Lacey. The Company previously filed a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), on Form S-8 covering (1) all of the shares comprising the First, Second, Third and Fourth Stock Awards plus (2) an additional 150,000 shares of Stock (all of the shares described in (1) and (2) are referred to herein as the "Registered Stock").
Effective as of the Effective Date, the Company and Lacey hereby agree to terminate, and Lacey hereby relinquishes, any and all right, title or interest Lacey may have in and to, or to receive, all or any portion of the remaining 450,000 "unearned" Second Stock Award shares.

       xiii. COMPLETE AGREEMENT. This Agreement with exhibits embodies the complete agreement and understanding between the Company and Lacey and, as of the Effective Date, supersedes all prior understandings, agreements or representations by or between them with respect to the matters addressed herein.

        xiv. ASSIGNMENT. Lacey may assign any of his financial or monetary rights under this Agreement to an immediate family member (i.e., wife or children). Lacey may not assign any of his rights under this Agreement to anyone other than a family member or any of his obligations under this Agreement, without the prior written consent of the Company. The Company may not assign any of its rights or obligations under this Agreement without the prior written consent of Lacey.

         xv. REMEDIES. The Company and Lacey will be entitled to enforce their rights under this Agreement specifically to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights to which they may be entitled. The Company and Lacey agree that monetary damages may not be an adequate remedy for breach of the provisions of this Agreement and that either of them may, in their sole discretion, apply to any court for specific performance and/or injunctive relief in order to enforce or prevent violations of this Agreement.

        xvi. CHOICE OF LAW. This Agreement shall be governe by and construed in accordance with the laws of the State of Colorado, exclusive of the provisions of such laws relating to conflicts of law.


       xvii. MODIFICATION AND WAIVER. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

      xviii.        SEVERABILITY.  If  any   provision  or  provisions  of  this
               Agreement shall be held to be invalid,  illegal or  unenforceable for any reason whatsoever (A) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (B) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

        xix. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement. Signatures may be exchanged by telecopy, with original signatures to follow. Each party to this Agreement agrees that it will be bound by its own telecopied signature and that it accepts the telecopied signatures of the other parties to this Agreement. The original signature pages shall be forwarded to Ballard Spahr Andrews & Ingersoll, c/o John L. Ruppert, Esq., 1225 17th Street, Suite 2300, Denver, Colorado 80202, and Mr. Ruppert will provide all parties with a copy of an originally executed Agreement.

         xx. BINDING EFFECT. This Agreement shall be binding upon each party hereto and such party's heirs, successors and assigns.

          IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the Effective Date.


                                             The Board of Directors of
                                             Capital Associates, Inc.


/s/Dennis Lacey                              By:  /s/J. D. Walker
--------------------------                        ---------------------------
Dennis J. Lacey                                   J. D. Walker

Dated:  ------------------                   Title:  Director
                                                     ------------------------

                                             Dated:  5 Oct. 95
                                                     ------------------------


                                             The Board of Directors of
                                             Capital Associates
                                             International, Inc.

                                             By:  /s/J. D. Walker
                                                  ---------------------------
                                                  J. D. Walker

                                             Title:  Director
                                                     ------------------------

                                             Dated:     5 Oct. 95
                                                    -------------------------

                                    EXHIBIT A
                         TO SECOND AMENDED AND RESTATED
                                 DENNIS J. LACEY
                         EXECUTIVE EMPLOYMENT AGREEMENT
                               SEVERANCE BENEFITS
                               ------------------

          This Exhibit A is a part of that certain Second Amended and Restated Dennis J. Lacey Executive Employment Agreement, dated as of October 1, 1995 (the "Second Amended Employment Agreement"), by and among Capital Associates, Inc. ("CAI"), Capital Associates International, Inc. ("CAII") (CAI and CAII being collectively referred to herein as the "Company") and Dennis J. Lacey ("Lacey"), and all provisions of the Second Amended Employment Agreement are applicable hereto to the extent not otherwise inconsistent with the terms of this Exhibit
A. To the extent of any conflict between the terms of the Second Amended Employment Agreement and this Exhibit A, the terms of this Exhibit A shall govern.

          Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Second Amended Employment Agreement.

          1. GROUNDS FOR TERMINATION. The grounds for termination of Lacey's employment with the Company are set forth in the section of the Second Amended Employment Agreement entitled "Termination of Employment."

          2.   TERMINATION PAYMENTS.

          (A) TERMINATION OF LACEY'S EMPLOYMENT BY THE COMPANY "FOR CAUSE." In the event the Company terminates Lacey's employment with the Company "for cause" during the Term of the Second Amended Employment Agreement, Lacey shall receive no termination payment(s).

          "For cause" shall mean (i) dishonesty or fraud; (ii) commission of an act involving moral turpitude; (iii) commission of a felony; (iv) deliberate injury or attempted deliberate injury to the Company; (v) dereliction or neglect of duty, as determined by the Board in its sole and absolute discretion; (vi) intentional or willful failure to carry out the legally approved instructions of the Board, as determined by the Board in its sole and absolute discretion; or
(vii) material breach of confidentiality, non-solicitation, and other negative covenants of the Second Amended Employment Agreement.

          (B) TERMINATION OF LACEY'S EMPLOYMENT BY THE COMPANY OTHER THAN "FOR CAUSE." In the event the Company terminates Lacey's employment with the Company other than "for cause" during the Term of the Second Amended Employment Agreement, Lacey shall receive termination payments equal to 100% of his Base Salary as of the effective date of the termination of his employment with the

Company (his "Termination Date"). All payments under this paragraph (B) shall be paid to Lacey in twelve (12) equal monthly installments, with the first payment occurring on the Termination Date followed by eleven (11) successive monthly payments in the same amount on the first eleven (11) monthly anniversary dates of the Termination Date; provided, however, that any remaining termination payment installment shall be reduced by any payments Lacey receives by achieving gainful employment during the installment payment period.

          A "Change of Control" of the Company (as defined in the immediately following paragraph) shall be deemed a termination of Lacey other than "for cause"; provided, however, that a Change of Control shall not be deemed a termination of Lacey other than "for cause" if (i) the Company remains in existence after the Change of Control and the Company retains Lacey in an executive level position for the remaining Term of the Second Amended Employment Agreement with substantially comparable accountability and substantially equivalent compensation to his accountability and compensation immediately prior to the Change of Control or (b) if the Company does not remain in existence following the Change of Control, the "Surviving Company" (as defined in the immediately following paragraph) after the Change of Control retains Lacey in an executive level position for the remaining Term of the Second Amended Employment Agreement with substantially comparable accountability and substantially equivalent compensation to his accountability and compensation immediately prior to the Change of Control and, if Lacey chooses not to exercise his Stock Option in full in connection with the Change of Control, issues/grants replacement stock options to acquire shares of stock of the Surviving Company to Lacey having comparable value and substantially the same terms as Lacey's Stock Option (as defined in paragraph 12 of the Second Amended Employment Agreement).

          A "Change of Control" shall be deemed to occur upon the happening of any of the following events: (1) the Board adopts a resolution to the effect that a change of control has occurred or is anticipated to occur and such change of control does in fact occur; (2) any change of control of the Company of a nature that is required to be reported on Form 8-K under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); (3) individuals who, on the Effective Date, constitute the Board cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election, of each new director was approved by a vote of at least two-thirds of the directors on the Board prior to such election or nomination, including two-thirds of any directors then still in office who were directors on the Effective Date; (4) the approval by the stockholders of the Company of any merger or consolidation of the Company with any other corporation or entity or the sale or other disposition of all or substantially all the assets of the Company to any other person, corporation or entity (such other corporation or entity in the case of a merger, consolidation or sale of all or substantially all of the assets of the Company being referred to herein as the "Surviving Company"), and (5) any person (within the meaning of Section 13(b) of the Exchange Act) becomes the beneficial owner (directly or indirectly) of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors; provided, however, that the acquisition by MCC Financial Corporation or its affiliates or subsidiaries of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors shall not be considered a "Change of Control" for purposes of this paragraph 2(B).

          (C) VOLUNTARY TERMINATION BY LACEY. In the event Lacey voluntarily terminates his employment with the Company during the Term of his Second Amended Employment Agreement, Lacey shall receive no termination payments.

          (D) INVOLUNTARY TERMINATION (I.E., DEATH, PERMANENT DISABILITY, INCOMPETENCE, ETC.) BY LACEY. In the event Lacey involuntarily terminates his employment with the Company during the Term of his Second Amended Employment Agreement, such termination shall be treated for all purposes of the Second Amended Employment Agreement and this Exhibit A as a termination of Lacey's employment by the Company other than "for cause," as described in paragraph (B) above.


          3. EXPENSE REIMBURSEMENT. In the event Lacey's employment is terminated (without regard to the reason for such termination), Lacey will be reimbursed for reasonable expenses, including travel and entertainment expenses, incurred by him on behalf of the Company while he was an employee of the Company and for which he submits to the Company properly completed expense report/reimbursement forms on or before the 15th business day following his Termination Date.

          4. OTHER PAYMENTS. In the event Lacey is terminated by the Company other than "for cause" (or is treated as if terminated other than "for cause") during the Term of his Second Amended Employment Agreement, Lacey shall receive the following termination benefits from the Company, in addition to the termination payments referenced in paragraph 2. above:

          (A) The Company agrees to maintain in full force and effect all medical, health and other similar insurance on behalf of Lacey and his immediate family, on the terms and conditions in effect for Lacey on the Termination Date for the period for which Lacey receives termination payments as set forth in clause (B) of "Termination Payments" above and COBRA benefits thereafter commencing on the first anniversary date of his Termination Date.

          (B) The Company will pay to Lacey his share of any bonuses declared by the Compensation Committee, prorated based upon the aggregate dollar amounts of the bonus and Lacey's employment for the portion of the year prior to his Termination Date; provided, however, that Lacey acknowledges that nothing contained herein shall obligate the Compensation Committee to declare any such bonus or give Lacey a legal right to enforce the declaration of such bonus.

          5. CONSULTING OR PART-TIME ACTIVITIES. Following his termination by the Company other than "for cause," Lacey will, if requested by the Company, be available to provide consulting services to the Company, as and when needed (not to exceed ten (10) hours per week, as determined by the Company in its sole discretion), for a period of twelve (12) full months following the date of termination of his employment with the Company (the "Initial Consulting Period"), unless he shall become gainfully employed during such Initial
Consulting Period at which time any remaining consulting service obligation described herein shall immediately terminate. The Company agrees to reimburse Lacey for all pre-approved, actual out-of-pocket expenses incurred by Lacey in connection with this arrangement during the Initial Consulting Period. If Lacey's consulting services are requested after the expiration of the Initial Consulting Period, Lacey agrees to negotiate in good faith with the Company to agree on terms pursuant to which such services will be provided.

          Following his termination from the Company "for cause" or following his voluntary termination, Lacey will have no obligation to provide consulting services to the Company.

          6. AGREEMENT NOT TO SOLICIT EMPLOYEES OR OTHERS. Lacey agrees that, through and including the third annual anniversary of the date of termination of his employment with the Company, he will not, directly or indirectly, (A) solicit, induce, interfere with or hire away, or assist any third party in soliciting, diverting, interfering with or hiring away any part-time or full-time employee of the Company, whether or not such employment is pursuant to a written agreement, is for a specified term or is "at will," (B) induce or attempt to induce any customer, to cease doing business with the Company, or in any way interfere with the relationship between any such party and the Company, and (C) retain as an employee any former part-time or full-time employee of the Company within six months following such employee's termination of employment with the Company.

          7. OWNERSHIP, NON-DISCLOSURE AND NON-USE OF CONFIDENTIAL INFORMATION.

          (A) Except as set forth  below,  Lacey  agrees  that all  Confidential
Information (as defined below) and all physical embodiments thereof are confidential to the Company. Lacey agrees that he will not at any time, directly or indirectly, use, disclose or make available to any person, concern or entity any Confidential Information, except with the prior written consent of the Company or as may be required by law.

          (B) "Confidential Information" shall be broadly defined to include any and all data and information relating to the business of the Company, including without limitation: (i) information and material relating to lessee and investor relations; (ii) lease and financing documentation; (iii) financial and accounting affairs of the Company; (iv) business agreements with vendors and lenders; (v) pricing information; (vi) customer lists; (vii) business plans and strategies; (viii) any and all information relating to present or proposed Company debt or equity products; (ix) marketing plans and data; (x) trade secrets; and (xi) any other information that Lacey knows or should know is treated as confidential by the Company. "Confidential Information" shall not include any data or information that has been voluntarily disclosed to the public by the Company or that otherwise enters the public domain by lawful means.

          IN WITNESS WHEREOF, this Exhibit A has been executed by the parties hereto as of the Effective Date of the Second Amended Employment Agreement.


                                             The Board of Directors of
                                             Capital Associates, Inc.


/s/Dennis Lacey                              By:  /s/J. D. Walker
--------------------------                        ---------------------------
Dennis J. Lacey                                   J. D. Walker

Dated:  ------------------                   Title:  Director
                                                     ------------------------

                                             Dated:  5 Oct. 95
                                                     ------------------------


                                             The Board of Directors of
                                             Capital Associates
                                             International, Inc.

                                             By:  /s/J. D. Walker
                                                  ---------------------------
                                                  J. D. Walker

                                             Title:  Director
                                                     ------------------------

                                             Dated:     5 Oct. 95
                                                    -------------------------